Exhibit 99.2

February 22, 2023 NYSE American: ARMP CONFIDENTIAL

2 Forward Looking Statements This presentation contains “forward - looking” statements that involve risks, uncertainties and assumptions . If the risks or uncertainties materialize or the assumptions prove incorrect, our results may differ materially from those expressed or implied by such forward - looking statements . All statements other than statements of historical fact could be deemed forward - looking, including, but not limited to : our estimates regarding anticipated operating losses, capital requirements and needs for additional funds ; our ability to raise additional capital when needed and to continue as a going concern ; our ability to manufacture, or otherwise secure the manufacture of, sufficient amounts of our product candidates for our preclinical studies and clinical trials ; our clinical development plans, including planned clinical trials ; our research and development plans, including our clinical development plans ; our ability to select combinations of phages to formulate our product candidates ; our development of bacteriophage - based therapies ; the potential use of bacteriophages to treat bacterial infections ; the potential future of antibiotic resistance ; our ability for bacteriophage therapies to disrupt and destroy biofilms and restore sensitivity to antibiotics ; our planned development strategy, presenting data to regulatory agencies and defining planned clinical studies ; the expected timing of additional clinical trials, including Phase 1 b/Phase 2 or registrational clinical trials ; our ability to manufacture and secure sufficient quantities of our product candidates for clinical trials ; the drug product candidates to be supplied by us for clinical trials ; the potential for bacteriophage technology being uniquely positioned to address the global threat of antibiotic resistance ; the safety and efficacy of our product candidates ; our anticipated regulatory pathways for our product candidates ; the activities to be performed by specific parties in connection with clinical trials ; our ability to successfully complete preclinical and clinical development of, and obtain regulatory approval of our product candidates and commercialize any approved products on our expected timeframes or at all ; our pursuit of additional indications ; the content and timing of submissions to and decisions made by the U . S . Food and Drug Administration (the “FDA”) and other regulatory agencies ; our ability to leverage the experience of our management team and to attract and retain management and keep management and other key personnel ; the capacities and performance of our suppliers, manufacturers, contract research organizations (“CROs”) and other third parties over whom we have limited control ; our ability to staff and maintain our Marina del Rey production facility under fully compliant current Good Manufacturing Practices ; the actions of our competitors and success of competing drugs or other therapies that are or may become available ; our expectations with respect to future growth and investments in our infrastructure, and our ability to effectively manage any such growth ; the size and potential growth of the markets for any of our product candidates, and our ability to capture share in or impact the size of those markets ; the benefits of our product candidates ; potential market growth and market and industry trends ; maintaining collaborations with third parties including our partnership with the Cystic Fibrosis Foundation and the U . S . Department of Defense (the “DoD”) ; potential future collaborations with third parties and the potential markets and market opportunities for product candidates ; our ability to achieve our vision, including improvements through engineering and success of clinical trials ; our ability to meet anticipated milestones for 2023 ; our ability to be a leader in the development of phage - based therapeutics ; the expected use of proceeds from the $ 16 . 3 million DoD grant ; the effects of government regulation and regulatory developments, and our ability and the ability of the third parties with whom we engage to comply with applicable regulatory requirements ; the accuracy of our estimates regarding future expenses, revenues, capital requirements and need for additional financing ; our expectations regarding future planned expenditures ; our ability to achieve and maintain effective internal control over financial reporting in accordance with Section 404 of the Sarbanes - Oxley Act ; our ability to obtain, maintain and successfully enforce adequate patent and other intellectual property protection of any of our products and product candidates ; our ability to protect our intellectual property, including pending and issued patents ; our ability to operate our business without infringing the intellectual property rights of others ; our ability to advance our clinical development programs, which could be impacted by the COVID - 19 pandemic ; the expected impact of the COVID - 19 pandemic on our operations and any statements of assumptions underlying any of the items mentioned ; and statements of belief and any statement of assumptions underlying any of the items mentioned . These statements are based on estimates and information available to us at the time of this presentation and are not guarantees of future performance . Actual results could differ materially from our current expectations as a result of these risks and uncertainties, which include, without limitation, risks related to the ability of our lead clinical candidates, AP - PA 02 and AP - SA 02 (including any modifications thereto) to be more effective than previous candidates ; our ability to enhance AP - PA 02 to treat both CF and NCFB patients ; our ability to develop products as expected ; our expected market opportunity for our products ; our ability to sufficiently fund our operations as expected, including obtaining additional funding as needed ; and any delays or adverse events within, or outside of, our control, caused by the COVID - 19 pandemic . You should not rely upon forward - looking statements as predictions of future events . Although we believe that the expectations reflected in the forward - looking statements are reasonable, we cannot guarantee that the future results, levels of activity, performance or events and circumstances reflected in the forward - looking statements will be achieved or occur . Moreover, we undertake no obligation to update publicly any forward - looking statements for any reason to conform these statements to actual results or to changes in our expectations except as required by law . We refer you to the documents that we file from time to time with the Securities and Exchange Commission, including our most recently filed Annual Report on Form 10 - K, Quarterly Reports on Form 10 - Q and Current Reports on Form 8 - K . These documents, including the sections therein entitled “Risk Factors,” identify important factors that could cause the actual results to differ materially from those contained in forward - looking statements . Any securities of Armata to be offered in any transactions contemplated hereby have not been and will not be registered under the Securities Act of 1933 , as amended (the “Securities Act”), or any applicable state or foreign securities laws . Any securities to be offered in any transactions contemplated hereby (i) have not been approved or disapproved by the Securities and Exchange Commission, any state securities commission or other United States or foreign regulatory authority, nor have any of these authorities passed upon the merits of this offering or determined that this presentation is accurate or complete, and (ii) will be offered and sold solely in reliance on one or more exemptions from the registration requirements of the Securities Act and the rules and regulations promulgated thereunder (including Regulation D or Regulation S) under the Securities Act . This document does not constitute an offer to sell or the solicitation of an offer to buy in any state or other jurisdiction to any person to whom it is unlawful to make such offer or solicitation in such state or jurisdiction .

3 Armata Highlights Phage cocktails addressing unmet need in infectious disease ▪ P. aeruginosa product candidates for respiratory infections • Cystic fibrosis: First multi - center, double - blind, placebo - controlled randomized trial • Non - cystic fibrosis bronchiectasis • Hospitalized pneumonia ▪ S. aureus phage product candidate • Complicated bacteremia • Prosthetic joint infection Phage - specific GMP drug manufacturing facilities ▪ In - house manufacturing and quality systems Strong partnerships ▪ Cystic Fibrosis Foundation ($5M award; $3M equity investment), US DoD ($16.3M award) Strong board and executive leadership team ▪ Seasoned drug development team ▪ Successful track record in capital raises, M&A, and exits CONFIDENTIAL

4 Unmet Need in Antibiotic Resistant Infections Phages May Provide a Powerful Solution to an Urgent Public Health Threat Aug 2019 Xenleta (lefamulin) CONFIDENTIAL

5 Phage: Novel Biologic, MOA Distinct from Antibiotics Key Phage Attributes ▪ Species specific; front line therapy eliminates microbiome disruption that occurs with antibiotics ▪ Live biologic; produces progeny at site of infection ▪ Potential to improve SOC treatment through synergy with antibiotics • Not reserved for salvage or last line therapy ▪ Activity independent of antibiotic resistance, including MDR infections ▪ Potential for product modifications as clinical isolate landscape evolves • During development and after launch How Phages Kill Bacteria CONFIDENTIAL

Armata's Capabilities and Operational Overview

Purposely Built for Phage Product Development, Bench to Clinic

PD & Analytical Sciences
- Fully equipped for all method development
- Strong team of biophysical scientists (chemists, structural biologists, etc.)
- Aligned with manufacturing for efficient method transfer

Preclinical Development
- Well-equipped BSL2 labs
- Highly trained microbiologists
- Experienced translational biologists
- Formulation capabilities

CMC
- Licensed cGMP facility operating 2 clean rooms
- In-house Quality Control and Quality Systems
- ~100 years combined manufacturing experience from Phase 1 to commercialization


ARMATA
PHARMACEUTICALS

Discovery
- Phage libraries
- Pathogen libraries
- Synthetic biologists with phage engineering expertise
- Computational biology team

Clinical Development
- Successful filing of INDs and conducting of FIH studies
- Execution of mid-stage studies
- Conducting registrational studies and achieving approval (BLAs and INDs)
- Operational expertise inside and outside of the US
- Support of product launch

6

CONFIDENTIAL

7 New facility; expected to be operational in 2023 ▪ Phage products require efficient manufacturing operations ▪ Products are cocktails of multiple phage ▪ Armata’s 2 lead products require manufacture of 7 drug substances ▪ Purpose - built facility creates essential infrastructure for phage products ▪ 3 independent lines of production ▪ Semi - automated aseptic filling capabilities ▪ Higher scale to meet demands of global late - stage trials ▪ Opportunity from core strength in manufacturing ▪ Phage strategic partnerships or contract manufacturing cGMP Manufacturing: A Core Strength of Armata Essential Component of Novel Phage Pipeline CONFIDENTIAL

8 Clinical Pipeline Multiple Shots on Goal: Evaluation of Local/Systemic Administration for Acute and Chronic Infections Program Discovery Preclinical IND - Enabling Phase 1b/2 Partner Pseudomonas aeruginosa Respiratory Infections Staphylococcus aureus CF Bacteremia US DoD US Department of Defense (Naval Medical Research Center, US Army Medical Research Acquisition Activity, Defense Health Agency ) CF: cystic fibrosis; NCFB: non - CF bronchiectasis; PJI: prosthetic joint infection NCFB Pneumonia PJI AP - PA02 AP - PA03 AP - SA02 Engineered phage ▪ Pseudomonas : AP - PA02 delivering biofilm - disrupting payload Expand indications and pursue additional pathogens Unpartnered Unpartnered Unpartnered CONFIDENTIAL

Cystic Fibrosis Non - CF Bronchiectasis Pneumonia Pseudomonas aeruginosa Program CONFIDENTIAL

10 Robust Discovery Engine Yields Optimal Cocktails Phage Products Tailored for Pseudomonas respiratory Infections Clinical Isolate Collection Phage Screening Genomic Analysis O - antigen Indication Host Sensitivity Phage AP - PA02 AP - PA03 Genus Receptor 3 - phage 5 - phage Phage 1 CF CF, NCFB 1 LPS Phage 2 CF CF, NCFB Pna 1 LPS Phage 3 CF CF, NCFB Pna 2 Pilus Phage 4 CF, NCFB 3 LPS Phage 5 CF, NCFB 4 O - Antigen Phage 6 Pna 4 O - Antigen Phage 7 Pna 5 Pilus and LPS Phage 8 Pna 3 LPS CF: cystic fibrosis; NCFB: non - CF bronchiectasis ; Pna : pneumonia CONFIDENTIAL

Optimized AP-PA02 for CF and NCFB

Improved Cocktail Developed in Parallel to Executing SWARM-*P.a.* Study

- Coverage of at least 90% of CF clinical isolates
- Improved potency *in vitro* and *in vivo*
- FDA permission to evaluate optimized AP-PA02 in SWARM-*P.a.*
  - Two new phage genera added to AP-PA02 & evaluated in MAD cohorts
- Optimized AP-PA02 advanced into Phase 2 trial in NCFB

In Vivo Activity in Mice

3-phage cocktail



Percent survival
100
50
0
0
50
100
Time (Hours)
untreated
3x10^8
9x10^8
3x10^9
9x10^9
3x10^10

5-phage cocktail



Percent Survival
100
50
0
0
50
100
Time (Hours)
1E10 PFU/phage
3E9 PFU/phage
1E9 PFU/phage
3E8 PFU/phage
Untreated

In Vitro Potency and Synergy



OD600
1.0
0.8
0.6
0.4
0.2
0.0
0
10
20
Time (hour)
MOI 1
MOI 0.00001
ARPA0002 +
ARPA0028
MOI 1
MOI 0.00001
ARPA0034 +
ARPA0003 +
ARPA0022
MOI 0.00001
AP-PA02
(5 phage)

11

CONFIDENTIAL

12 Pseudomonas aeruginosa Respiratory Infections AP - PA02: Clinical Programs Projected Trials in 2024 Patient population: Medically stable chronically - infected CF patients Route of administration: Nebulized Endpoints: Safety and tolerability, dose exploration Patient population: Chronically - infected NCFB patients Route of administration: Nebulized Endpoints: Safety and tolerability, efficacy (microbial) at dose/schedule based on clinical data from SWARM - P.a. study Phase 2b/3 in CF Phase 2b/3 in NCFB Phase 1b/2a Phase 2 CONFIDENTIAL

* Data is preliminary and remains subject to further review and quality control CF Phase 1b/2a Trial Top Line Data* CONFIDENTIAL

Ph1b/2a SWARM-*P.a.* Study Design and Objectives

Outpatient Study in CF Adults with Chronic Pulmonary *Pseudomonas aeruginosa* Infections

Study Design
(~25 US sites)



Total Enrolled
n=32
SAD Cohort 1
Active n=3
Placebo n=1
1E10 Total phage/dose
Safety Review
SAD Cohort 2
Active n=3
Placebo n=1
3E10 Total phage/dose
Safety Review
MAD Cohort 3
Active n=3
Placebo n=1
5.75E10 Total phage/dose bid x 5 days
Safety Review
MAD Cohort 4
Active n=15
Placebo n=5
1.5E11 Total phage/dose bid x 10 days

Study Objectives

Part 1: Single Ascending Dose (SAD) Evaluation

Primary:

Evaluate the safety and tolerability of a single dose of AP-PA02 administered via inhalation.

Exploratory:

Examine phage distribution and clearance, evidence of clinical efficacy, and the impact of phage therapy on the bacterial target after a single dose of AP-PA02 administered via inhalation.

Part 2: Multiple Ascending Dose (MAD) Evaluation

Primary:

Evaluate the safety and tolerability of multiple doses of AP-PA02 administered via inhalation.

Secondary:

Explore *P. aeruginosa* recovery in sputum following multiple doses of AP PA02 administered via inhalation.

Exploratory:

Examine phage distribution and clearance, evidence of clinical efficacy, and the impact of phage therapy on the bacterial target following multiple doses of AP-PA02 administered via inhalation.

Key Inclusion Criteria

- $\geq 10^4$ CFU of *Pa* per gram of induced sputum at Screening
- *Pa* isolates susceptible to AP-PA02, based on Screening sputum morphotypes
- For SAD: FEV1 ≥ 60% of predicted normal
- For MAD: FEV1 ≥ 40% of predicted normal
- Stable lung function: FEV1 at the Baseline Visit has not decreased by more than 5% compared to the FEV1 at Screening
- For MAD subjects on chronic inhaled antibiotics:
  - Subjects on a single continuous inhaled antibiotic must remain on the same regimen from Screening to EOS
  - Subjects on intermittent inhaled antibiotics (1 month "on" 1 month "off") must be at least 6 days and not more than 17 days into the on- or off-month on Day 1

14

CONFIDENTIAL

SWARM-*P.a.* Study Evolution

Adapting to Emerging Data

Initial study design

- 3 SAD cohorts, 3 MAD cohorts (TID, 3-day duration)
- 3 phage cocktail

Enrollment progress

- SAD cohort 1 & 2 enrolled
- SAD cohort 3 and MAD cohort 1 partially enrolled

Learnings

- Well tolerated
- No apparent impact on CFU

Revised study design

- Extend duration of dosing in MAD cohorts
  - MAD Cohort 3: 5 days; n= 3 active, 1 placebo
  - MAD Cohort 4: 10 days; n=15 active, 5 placebo
- 5 phage cocktail
- BID dosing 6 h apart under supervision during clinic hours
  - Resulting in 18 h gap between pm dose and next am dose

Interim assessment

- Well tolerated
- Blinded PK analysis: low 18 h phage exposure at trough levels
  - Low exposure limits ability to interpret exploratory clinical endpoints such as FEV1, CF-PROs
- Achieving Q12H dosing in SWARM-*P.a.* study challenging due to clinic hours

Final study execution

- MAD cohort 3 enrolled
- MAD cohort 4 concluded early: n=10 active, 3 placebo

Rationale for early study conclusion

- Q12H dosing advancing in NCFB Phase 2 study
- At-home dosing permitted by FDA Q12H

15

CONFIDENTIAL

16 N represents the number of subjects in the Safety Population. Treatment emergent adverse event (TEAE) is any untoward medical event occurring after study drug administration until 28 days af ter the last dose of study drug, regardless of causality. Clinical Safety for SAD/MAD Cohorts AP - PA02 Well Tolerated with Few TEAEs Related to Study Drug SAD Cohort 1 (1E10 PFU) N=3 SAD Cohort 2 (3E10 PFU) N=3 MAD Cohort 3 (5.75E10 PFU/dose BID x 5 Days) N=3 MAD Cohort 4 (1.5E11 PFU/dose BID x 10 Days N=10 Placebo (Pooled) N=8 TEAE 1 1 0 3 5 TEAE leading to study drug interruption 0 0 0 0 0 TEAE leading to study drug withdrawal 0 0 0 0 0 TEAE related to study drug 0 0 0 3 2 Grade 1 (Mild) n/a n/a n/a 3 1 Grade 2 (Moderate) n/a n/a n/a 0 1 Grade 3 (Severe) n/a n/a n/a 0 0 Serious TEAE 0 0 0 1 0 Total Deaths 0 0 0 0 0 Overall, AP - PA02 well tolerated up to 10 days of dosing • No Serious TEAEs were determined to be related to AP - PA02 • Few mild, self - limited TEAEs possibly related to study drug (per PI designation) • No clinically significant vital sign, laboratory, spirometry or ECG findings CONFIDENTIAL Data is preliminary and remains subject to further review and quality control

17 Phase 1b: Single Ascending Dose Exposure Assessment Reliable Delivery of Nebulized Phage to the Lung ▪ Active phage levels in the lung assessed in induced sputum samples ▪ Induced sputum collection does not allow frequent sampling (schedule of sampling allows peak and trough only) ▪ Expectorated sputum samples are inconsistent in timing and sample quality ▪ Comparable delivery from subject to subject ▪ Higher exposure in Cohort 2 vs. Cohort 1 ▪ No notable difference in exposure levels due to isolate sensitivity ▪ No phage recovered from blood or urine 0 20 40 60 10 3 10 4 10 5 10 6 10 7 10 8 ARPA0003 Induced Time (Hours) P F U / m L Cohort 1 Cohort 2 0 20 40 60 10 3 10 4 10 5 10 6 10 7 10 8 ARPA0022 Induced Time (Hours) P F U / m L Cohort 1 Cohort 2 ARPA0003 ARPA0034 ARPA0022 CONFIDENTIAL Data is preliminary and remains subject to further review and quality control

18 Phase 2a: Multiple Ascending Dose Exposure Assessment Reliable Delivery of Nebulized Phage to the Lung For Up To 10 Days 0 5 10 10 2 10 3 10 4 10 5 10 6 10 7 10 8 10 9 10 10 101520 ARPA0002 Time (Days) P F U / m L Cohort 3 Cohort 4 10 15 20 0 5 10 10 2 10 3 10 4 10 5 10 6 10 7 10 8 10 9 10 10 101520 ARPA0003 Time (Days) P F U / m L Cohort 3 Cohort 4 10 15 20 0 5 10 10 2 10 3 10 4 10 5 10 6 10 7 10 8 10 9 10 10 101520 ARPA0022 Time (Days) P F U / m L Cohort 3 Cohort 4 10 15 20 0 5 10 10 2 10 3 10 4 10 5 10 6 10 7 10 8 10 9 10 10 101520 ARPA0028 Time (Days) P F U / m L Cohort 3 Cohort 4 10 15 20 1.15E10 PFU/phage (cohort 3) 3E10 PFU/phage (cohort 4) ▪ Phage levels assessed at peak and trough in induced sputum samples ▪ Cohort 3: d1 and d5 peak; d2 - 4 troughs ▪ Cohort 4: d1 and d10 peaks; d2 - 9 troughs ▪ Comparable delivery from subject to subject ▪ Higher exposure in Cohort 4 vs. Cohort 3 ▪ No notable difference in exposure levels due to isolate sensitivity ▪ Trace levels in blood recovered from 2 subjects in Cohort 4; no phage recovered from urine CONFIDENTIAL Data is preliminary and remains subject to further review and quality control

Evaluation of Exposure After Repeat Dosing

Cohort 4 BID, In-Clinic Dosing 6 Hours Apart



ARPA0002
ARPA0003
ARPA0022
ARPA0028
ARPA0034
PFU/mL
10^{10}
10^9
10^8
10^7
10^6
10^5
10^4
10^3
10^2
Day 1 (peak)
Day 2 (trough)
Day 10 (peak)
Day 11 (trough)

- No statistically significant difference between peaks (d1 vs. d10) or troughs (d2 vs. d11) after 10 days of dosing*
- End of dosing peaks and troughs provide no evidence of dose accumulation
- Phage levels at 18 h troughs:
  - Are on average 80-95% lower than at peak
  - Have dropped more than 90% for the majority of subjects
- 18 h gap in cohort 4 dosing (due to in-clinic dosing 6 hours apart) not standard for typical BID antibiotic dosing regimens

19

* Statistics performed using Kruskal-Wallis ANOVA

Data is preliminary and remains subject to further review and quality control

CONFIDENTIAL

20 ▪ CFU reduction appears related to exposure ▪ 3 subjects with >1E7 average trough levels have >1 log CFU reduction at EOT ▪ 2 subjects have durable response at prespecified secondary endpoint, d24 (through 14 days post last dose), and at EOS (d38) ▪ 1 subject with >2 log reduction; 1 subject with >1 log reduction ▪ Preliminary PK modeling supports BID dosing at 12 - hour dosing results in trough levels associated with microbiology ▪ Limited sample size does not power statistics for active versus placebo ▪ N=9 active, 2 placebo; 1 active and 1 placebo missing baseline values and are therefore not included in this analysis Cohort 4 CFU Reduction Through Day 24 (Secondary Endpoint) Compared to Placebo, Relationship to Exposure (Trough) EOT EOT d24 Placebo AP - PA02 d24 Active vs. Placebo Relationship of CFU Reduction to Average Trough Levels of Active Phage Day 24 Subjects with average trough levels >1E7 EOT CONFIDENTIAL Data is preliminary and remains subject to further review and quality control D a y 1 0 D a y 2 4 P l a c e b o - 1 0 P - D a y 2 4 -3 -2 -1 0 1 2 Δ l o g ( C F U / m L ) 10 4 10 5 10 6 10 7 10 8 -3 -2 -1 0 1 2 d24 vs sum trough Average Trough Levels During Dosing d 2 4 Δ l o g ( C F U / m L ) 10 4 10 5 10 6 10 7 10 8 -3 -2 -1 0 1 2 Average Trough Levels During Dosing E O T Δ l o g ( C F U / m L )

21 Cohort 4 CFU Reduction Through Day 24 (Secondary Endpoint) Relationship to Phage Susceptibility 3 No. of Susceptible Phage # susceptible phage 1 - 2 EOT EOT d24 d24 Subjects with average trough levels >1E7 ▪ The 2 subjects with the highest level of CFU reduction at Day 24 are susceptible to 3 phage ▪ Susceptibility to multiple phage of the cocktail either: ▪ Contributes to achieving tough levels >1E7 (higher effective dose); and/or ▪ Improves potency through phage synergy as demonstrated in vitro CONFIDENTIAL Data is preliminary and remains subject to further review and quality control D a y 1 0 D a y 2 4 D a y 1 0 D a y 2 4 -3 -2 -1 0 1 2 Δ l o g ( C F U / m L )

22 Pharmacodynamic Assessment Comparing Microbial Impact and Phage Exposures in MAD Cohorts 3 & 4 ▪ Induced sputum samples with trough levels higher than 1E7 had greater reductions in P.a. sputum density ▪ Average CFU reduction of 1.72 log in samples with troughs above E7 (red shading) ▪ Average CFU reduction of 0.06 log in samples with troughs below E7 (gray shading) ▪ Early data points to value of expressing exposure as the sum of each susceptible component of the phage cocktail PK/PD Relationship On Dosing Days* * Cohort 3: troughs on days 2, 3, 4; Cohort 4: troughs on days 2, 3, 4, 8, 9. Each subject has multiple data points. Trough levels = Sum of phage to which the isolate is susceptible. 10 4 10 5 10 6 10 7 10 8 10 9 10 10 -4 -2 0 2 4 SUM Trough Levels Δ l o g ( C F U / m L ) Trough levels of active phage 10 5 10 6 10 7 10 8 10 9 10 10 -4 -2 0 2 4 Sum Trough Levels Δ l o g ( C F U / m L ) Cohort 4 Cohort 3 Data is preliminary and remains subject to further review and quality control CONFIDENTIAL

23 SWARM - P.a. Learnings Safety and Tolerability ▪ No dose - limiting toxicity ▪ No AEs >Grade 1 attributed to study drug: Grade 1 AEs appear to be intermittent with quick recovery Distribution and Clearance ▪ Very low to undetectable systemic exposure after inhalation ▪ Initial assessment of clearance supports Q12H dosing Pharmacodynamics (Target Engagement) ▪ Single dose insufficient for CFU reduction ▪ CFU reduction noted in cohort 4 subjects with higher trough levels and susceptibility to multiple phage Next Steps ▪ Assess change from baseline of isolates’ sensitivity to AP - PA02 and anti - pseudomonal antibiotics ▪ Pre - and post - isolate clonal relatedness will be determined through sequencing ▪ Complete AP - PA02 anti - drug antibody assessment ▪ CSR target date mid - 2023 Learnings and Next Steps for SWARM - P.a. Data AP - PA02 Was Well - Tolerated with Consistent Exposures by Dose CONFIDENTIAL

Next Steps for AP-PA02

SWARM-*P.a.* PK Data Informs NCFB Ph2 Study Which will Drive CF Phase 2b/3 Design

NCFB Phase 2 Trial: Underway

- At home dosing permitted by FDA: BID 10-12 hours apart
- Protocol flexibility to increase dose/dosing duration
- Evaluate CFU, spirometry during/after dosing for micro/clinical durability

CF Phase 2b/3 Trial

- Design study with dose/dosing frequency/duration based on NCFB data
- Assess if early NCFB PK/PD data translates to CF population in CF Ph2b trial
- Evaluate CFU, FEV1, etc. during/after dosing regimen completed (off-phage cocktail for several months) to determine micro/clinical durability
- If positive trends seen in Ph2b, begin enrollment of Ph3 registrational study

NCFB Ph2 Study Design


Cohort A
NCFB + confirmed chronic P aeruginosa infection (Not on chronic inhaled abx)
AP-PA02 BID x 10 days (N=20)
Placebo BID x 10 days (N=10)
Follow-up Visits: Days 5, 10, 11, 17, 24
Cohort B
NCFB + confirmed chronic P aeruginosa infection (On chronic inhaled abx)
AP-PA02 BID x 10 days + current inhaled abx x 28 days
Placebo BID x 10 days + current inhaled abx x 28 days
Study Drug Administration
EOS Visit
Study Day
1
10
38

24

CONFIDENTIAL

Anticipated Milestones

AP-PA02

- ✓ CF Ph1b/2a top line data
- ✓ NCFB Ph2 first patient dosed
- NCFB Ph2 interim analysis (2H23)
- NCFB Ph2 top line data (2H24)

Positions AP-PA02 for Phase 2b/3 pivotal studies
- Chronic, *Pseudomonas aeruginosa* respiratory infections
- Inhaled route of administration

AP-SA02

- PJI first patient dosed (1H23)
- SAB progression to Ph2a (2H23)
- PJI progression to Ph2a (1H24)

Significant AP-SA02 clinical learnings in two indications
- Acute and chronic *Staphylococcus aureus* infections
- Intravenous and intra-articular routes of administration
- Positions AP-SA02 for:
  - SAB Ph1b/2a top line data (1H25)
  - PJI Ph1b/2a top line data (2H25)

CF: cystic fibrosis; NCFB: non-CF bronchiectasis; PJI: prosthetic joint infection; SAB: *S. aureus* bacteremia

25

CONFIDENTIAL

Corporate Summary CONFIDENTIAL

27 Leadership and Board of Directors Diverse Public Company Drug Development Expertise Robin Kramer Todd Peterson, PhD Brian Varnum, PhD Mina Pastagia, MD CMO Bryan Kadotani VP, Program Management & Operations Management Board of Directors Brian Varnum, PhD CEO Jules Haimovitz , Chair Odysseas Kostas, MD Erin Butler VP, Finance & Admin Joseph Patti, PhD Sarah Schlesinger, MD CONFIDENTIAL

28 Funding and Cash Position ▪ $14.9 million at December 31, 2022* ▪ January 2023: $30M convertible credit and security agreement with a subsidiary of Innoviva, Inc. ▪ Mandatory conversion into Armata common stock upon completion of qualified financing ▪ Innoviva (NASDAQ: INVA) is a holding company receiving royalties from GSK; ~$900M mkt cap ▪ March 2022: $45M private placement of common stock and warrants with a subsidiary of Innoviva, Inc. ▪ October 2021: $7M private placement of common stock with two investors - Cystic Fibrosis Foundation and a subsidiary of Innoviva, Inc. Capitalization ▪ 36.1 million common shares outstanding at December 31, 2022* ▪ Trades on NYSE American exchange: ARMP Funding and Capitalization *Preliminary and unaudited and subject to change CONFIDENTIAL

29 Convertible Credit Agreement Conversion Terms Mandatory Conversion into Common Stock upon Qualified Financing ▪ Qualified Financing Terms: ▪ $30M New Investor proceeds ▪ Price per share limited to 15% discount of prior day closing share price ▪ Warrant coverage limited to 50% of shares of common stock sold to New Investors ▪ Mandatory Conversion Terms: ▪ Conversion shall be equal to lowest price per share paid by new investors x 85% ▪ Issuance of shares is subject to the same terms and conditions applicable to shares sold in the qualified financing Pro forma Capitalization under Optional Conversion Terms 36,144,706 (1) December 31, 2022 Common Stock Outstanding 21,315,790 Convertible Debt Shares at Optional Conversion Price ($1.52) 57,460,496 December 31, 2022 Pro forma Shares Outstanding 80.7% Innoviva Ownership Percentage (1) Shares outstanding at December 31, 2022 is unaudited and subject to change CONFIDENTIAL

30 Strong Global IP Position Through Pending and Issued Patents 13 Patent Families, Long - Life Patents, Patents Granted in all Major Jurisdictions Expiration dates through 2041 Armata’s patents and applications cover: ▪ Therapeutic phage cocktails ( Staphylococcus and Pseudomonas ) and uses thereof ▪ Synthetic phage and methods of manufacture thereof ▪ Beneficial effects of phage treatment ▪ Phage combinations for treating biofilm infections ▪ Sequential use of phages in combination with antibiotics ▪ Methods to reduce antibiotic resistance ▪ Methods to design therapeutic combination panels of phage ▪ Disinfection methods using bacteriophages ▪ Phage mutants having increased bacterial host spectra Jurisdiction Issued Pending U.S. 12 10 R.O.W. 69 54 CONFIDENTIAL